EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                              18 USC, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the/quarterly report of Dragon International Group Corp. (the "Company") on Form 10-QSB for the fiscal quarter ended September 30, 2004, as filed with the Securities and Exchange Commission (the "Report"), we, David Wu, the Chief Executive Officer of the Company, and Xiali Gan, the Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to the best of our knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 16, 2004                      s/ David Wu
                                              ----------------------------------
                                              David Wu, Chief Executive Officer


Dated: November 16, 2004                      s/ Xiali Gan
                                              ----------------------------------
                                              Xiali Gan, Chief Financial Officer